                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

          The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven
R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 5,000,000 shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable from time to time in connection with acquisitions of assets, businesses or securities, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

          Dated this 18th day of August, 2000.

Herbert M. Baum
---------------
Herbert M. Baum

                                POWER OF ATTORNEY

          The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven
R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 5,000,000 shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable from time to time in connection with acquisitions of assets, businesses or securities, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

          Dated this 18th day of August, 2000.

Richard G. Cline
----------------
Richard G. Cline

                                POWER OF ATTORNEY

          The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven
R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 5,000,000 shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable from time to time in connection with acquisitions of assets, businesses or securities, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

          Dated this 18th day of August, 2000.

Pierre S. du Pont
-----------------
Pierre S. du Pont

                                POWER OF ATTORNEY

          The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven
R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 5,000,000 shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable from time to time in connection with acquisitions of assets, businesses or securities, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

          Dated this 18th day of August, 2000.

Archie R. Dykes
---------------
Archie R. Dykes

                                POWER OF ATTORNEY

          The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven
R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 5,000,000 shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable from time to time in connection with acquisitions of assets, businesses or securities, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

          Dated this 18th day of August, 2000.

Charles W. Gaillard
-------------------
Charles W. Gaillard

                                POWER OF ATTORNEY

          The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven
R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 5,000,000 shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable from time to time in connection with acquisitions of assets, businesses or securities, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

          Dated this 18th day of August, 2000.

Jarobin Gilbert, Jr.
--------------------
Jarobin Gilbert, Jr.

                                POWER OF ATTORNEY

          The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven
R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 5,000,000 shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable from time to time in connection with acquisitions of assets, businesses or securities, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

          Dated this 18th day of August, 2000.

Victoria B. Jackson
-------------------
Victoria B. Jackson

                                POWER OF ATTORNEY

          The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven
R. Andrews and C. Michael Durkin, Jr., and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 5,000,000 shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable from time to time in connection with acquisitions of assets, businesses or securities, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.


          Dated this 1st day of December, 2000.


Robert C. Pohlad
-------------------
Robert C. Pohlad

                                POWER OF ATTORNEY

          The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven
R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 5,000,000 shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable from time to time in connection with acquisitions of assets, businesses or securities, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

          Dated this 18th day of August, 2000.

Robert F. Sharpe, Jr.
---------------------
Robert F. Sharpe, Jr.

                                POWER OF ATTORNEY

          The undersigned, a Director and/or officer of Whitman Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint Steven
R. Andrews and Martin M. Ellen, and each of them severally, as his or her true and lawful attorney-in-fact and agent, with full power and authority to execute in the name and on behalf of the undersigned as such Director and/or officer, a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the offer and sale of 5,000,000 shares of the Company's Common Stock, par value $.01, and the associated Preferred Stock Purchase Rights, issuable from time to time in connection with acquisitions of assets, businesses or securities, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission. The undersigned hereby grants unto each such attorney-in-fact and agent, full power of substitution and revocation in the premises and hereby ratifies and confirms all that each such attorney-in-fact and agent, or his substitute or substitutes, may do or cause to be done by virtue of these presents.

          Dated this 18th day of August, 2000.

Karl M. von der Heyden
----------------------
Karl M. von der Heyden